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                         Exhibit 3(i)(a)
                         _______________


             RESTATED CERTIFICATE OF INCORPORATION
                               OF
                 USLIFE CORPORATION, AS AMENDED

       Under Section 807 of the Business Corporation Law


     We, the undersigned, Gordon E. Crosby, Jr., and Richard G.
Hohn, being respectively the Chairman of the Board and the Corporate Secretary of USLIFE Corporation, hereby certify that:

     1.   The name of the Corporation is USLIFE Corporation.
          (Originally USLIFE Holding Corp.)

     2. The Certificate of Incorporation of said Corporation was filed by the Department of State on November 15, 1966.

     3. The text of the Certificate of Incorporation as amended theretofore is hereby restated without further amendment or change to read as herein set forth in full:
               FIRST:  The name of the Corporation is USLIFE
               Corporation.
               SECOND: The purposes of the Corporation are as follows:
               To engage any commercial, mercantile, industrial, manufacturing, marine, exploration, mining, agricultural, research, licensing, servicing, agency, securities or brokerage business not prohibited by law, and any, some or all of the foregoing.
               To acquire, hold, create interests in, or dispose of real or personal property, tangible or intangible, of any kind in any manner.
               THIRD: Its office in the state of New York is located in the City of New York, County of New York.
               FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is 130,800,000, of which 120,000,000 shares of the par value of one dollar ($1) per share shall be designated as Common Stock and 10,800,000 shares of the par value of one dollar ($1) per share shall be designated as Preferred Stock.
               The holders of the Common Stock shall be entitled to one vote per share on all matters upon which shareholders are entitled to vote and shall not be entitled to any preference in the distribution of dividends or assets.
               The Preferred Stock may be issued from time to time in series. Each share of a series shall be equal to every other share of the same series. The Board of

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          Directors is vested with the authority to establish and
          designate series and to fix the number of shares and the relative rights, preferences and limitations as between series, subject to such limitations as may be prescribed by law. In particular, the Board of Directors may establish, designate and fix the following with respect to each series of Preferred
          Stock:

               (1) The distinctive serial designation of the shares of the series which shall distinguish those shares from the shares of all other series;
               (2) The number of shares included in the series, which may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;
               (3) The annual dividend rate for the shares of the series and the date or dates upon which such dividends shall be payable;
               (4) Whether dividends on the shares of the series shall be cumulative and, on the shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of the series shall be cumulative;
               (5) The amount or amounts which shall be paid out of the assets of the Corporation to the holders of the shares of the series upon the involuntary liquidation, dissolution or winding up of the Corporation and upon the voluntary liquidation, dissolution or winding up of the Corporation;
               (6) The price or prices at which, the period or periods within which and the terms and conditions upon which the shares of the series may be redeemed, in whole or in part, at the option of the Corporation;
               (7) The obligation, if any, of the Corporation to purchase or redeem shares of the series pursuant to a sinking fund and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of the series shall be redeemed in whole or in part, pursuant to such sinking fund;
               (8) The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of the series shall be convertible at the option of the holder into shares of any class of stock or into shares of any other series of Preferred Stock, except into a class of shares having rights or preferences as to dividends or distribution of assets

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          upon liquidation which are prior or superior in rank to
          those of the shares being converted;
               (9) The voting rights, if any, of the shares of the series in addition to those required by law, including the number of votes per share and the transaction of any business or of any specified item of business in connection with which the shares of the series shall vote as a class; and
               (10) Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with applicable law.
               The Corporation may make pro rata distributions of the authorized but unissued shares of any series of the Preferred Stock to holders of another class or series of its outstanding shares.
               The aggregate amount which may be paid out of the assets of the Corporation to the holders of the outstanding shares of all of the series of Preferred Stock upon the involuntary liquidation, dissolution or winding up of the Corporation shall not exceed $100 times the number of such shares, plus accrued unpaid dividends on such shares.

                            SERIES A
                            ________

               (i) The distinctive serial designation of the initial series shall be "$4.50 Series A Convertible Preferred Stock, par value one dollar ($1) per share" (hereinafter for convenience called "Series A"). Each share of Series A shall be identical in all respects with the other shares of Series A except as to the dates from and after which dividends shall be cumulative thereon.
               (ii) The number of shares included in Series A shall initially be 112,466 shares, which number from time to time may be increased or decreased (but not decreased beyond the number of shares of the Series then outstanding) by the Board of Directors. Shares of Series A redeemed, purchased by the Corporation or converted into Common Stock shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.
               (iii) The annual rate of dividends payable on shares of Series A shall be $4.50 per year and no more, payable quarterly on the first days of March, June, September and December, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such dividend payment date.
               (iv) Dividends on the initial 40,000 shares of Series A shall be cumulative from the date of issue thereof. Dividends on each other share of Series A

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          shall be cumulative from the first day of the quarterly
          dividend period during which such share was issued except that if any such shares shall be issued after the record date for payment of a dividend in respect of the then current dividend period and prior to the payment date for such dividend, such shares shall not participate in such dividend and dividends thereon shall be cumulative only from such dividend payment date. The holders of Series A, in preference to the holders of any junior stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed in subdivision (iii) hereof. No dividends shall be paid upon, or declared or set apart for, any shares of any class or series of stock of the Corporation ranking on a parity with the Series A in the payment of dividends for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Series A then issued and outstanding and entitled to receive such dividend.
               In no event, so long as any shares of Series A shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or by any subsidiary of the Corporation, unless all dividends on the Series A for all past quarterly dividend periods and for the then current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set apart. The provisions of this paragraph shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for shares of any other junior stock.
               Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of Article Fourth of the Certificate of Incorporation, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any junior stock, and no holders of shares of Series A shall be entitled to share therein.
               (v) In the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series A shall be entitled to be paid in

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          full the redemption price in effect at the time of the
          distribution or payment date as provided in subdivision
          (vi) hereof, together with accrued dividends to such distribution or payment date whether or not earned or declared. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series A shall be entitled to be paid in full an amount equal to $100 per share, together with accrued dividends to such distribution or payment date whether or not earned or declared.
               If such payment shall have been made in full to the holders of Series A, the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holder of all outstanding shares of Series A, the holders of Series A and of all other classes or series of stock of the Corporation ranking on a parity therewith in the distribution of assets shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision
          (v).
               (vi) Series A may be redeemed, as a whole or in part, at the option of the Corporation, by vote of its Board of Directors, at any time or from time to time, at the redemption price in effect at the redemption date as provided in this subdivision (vi), together with accrued dividends to the redemption date. The redemption price for shares of Series A shall be $150 per share if the date designated for redemption is on or before September 1, 1970, $133 per share if thereafter and on or before September 1, 1973, $103 per share if thereafter and on or before September 1, 1974, $102.70 if thereafter and on or before September 1, 1975, $102.40 if thereafter and on or before September 1, 1976, $102.10 if thereafter and on or before September 1, 1977, $101.80 if thereafter and on or before September 1, 1978, $101.50 if thereafter and on or before September 1, 1979, $101.20 if thereafter and on or before September 1, 1980, $100.90 if thereafter and on or before September 1, 1981, $100.60 if thereafter and on or before September 1, 1982, $100.30 if thereafter and on or before September 1, 1983, and $100.00 if thereafter.
               If less than all the outstanding shares of Series A are to be redeemed, the shares to be redeemed shall be determined by lot or pro rata in such manner as the Board of Directors may prescribe; provided, however, that if all shares of Series A are held of record by not more than ten persons the shares to be redeemed shall be determined pro rata. Notice of every redemption of shares of Series A shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the stock books of the Corporation. Such mailing shall be at least thirty days and not more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series A designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A.
               If notice of redemption shall have been duly mailed, and if, on or before the redemption date specified in the notice, the redemption price, together with accrued dividends to the date fixed for redemption, shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Series A so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate, and all rights with respect to the shares of Series A so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.
               The Corporation may also, at any time prior to the redemption date, deposit in trust, for the account of the holder of the shares of Series A to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in

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          the Borough of Manhattan, The City of New York, having
          capital, surplus and undivided profits aggregating at least Five Million Dollars ($5,000,000), designated in the notice of redemption, the redemption price, together with accrued dividends to the date fixed for redemption, and, unless the notice of redemption herein provided for has previously been duly mailed, deliver irrevocable written instructions directing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption specifying the date of redemption to be duly mailed as herein provided promptly upon receipt of such irrevocable instructions. Upon such deposit in trust, whether after due mailing of the notice of redemption or accompanied by irrevocable instructions as provided above, and notwithstanding that any certificate for shares of Series A so called for redemption shall not have been surrendered for cancellation, all shares of Series A with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Series A shall forthwith cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed, and the right to exercise conversion privileges on or before the date fixed for redemption.
               Any moneys deposited by the Corporation pursuant to this subdivision (vi) which shall not be required for the redemption because of the exercise of any such right of conversion subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this subdivision (vi) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.
               (vii) The holders of shares of Series A shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:
               (1) The shares of Series A shall be convertible at the principal office of the Corporation, and at such other office or offices, if any, as the Board of Directors may designate, into full paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series A being taken at $100 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $39 per share of Common Stock. The conversion price shall be reduced in certain instances as provided in paragraphs (3), (4), (9) and (10) below, and shall be increased in certain instances as provided in paragraphs (4) and (10) below.
               (2) In order to convert shares of Series A into Common Stock the holder thereof shall surrender at the office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares. No payment or adjustment shall be made upon any conversion on account of any dividends accrued on the shares of Series A surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.
               Shares of Series A shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series A are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.
               (3)  In case the conversion price in effect
          immediately prior to the close of business on any day shall exceed by 25 cents or more the amount determined at the close of business on such day by dividing:
                    (i) a sum equal to 3,343,771 multiplied by
               $39 (being the initial conversion price), plus (b) the aggregate of the amounts of all consideration received by the Corporation upon the issuance of Additional Shares of Common Stock (as hereinafter defined), minus (c) the aggregate of the amounts of all dividends and other distributions which have been paid or made after October 1, 1968 on Common Stock of the Corporation, other than in cash out of its earned surplus or in Common Stock of the Corporation, by
                    (ii)  the sum of (a) 3,343,771 and (b) the
               number of Additional Shares of Common Stock which shall have been issued, the conversion price shall be reduced, effective immediately prior to the opening of business on the next succeeding day, by an amount equal to the amount by which such conversion price shall exceed the amount so determined. The foregoing amount of 25 cents (or such amount as theretofore adjusted) shall be subject to adjustment as provided in paragraphs
               (9) and (10) below, and such amount (or such amount as theretofore adjusted) is referred to in such paragraphs as the "Differential Amount".

               (4) The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued by the Corporation after October 1, 1968 (including shares deemed to be "Additional Shares of Common Stock" pursuant to paragraph (10) below), whether or not subsequently reacquired or retired by the Corporation, other than:
                    (i) shares issued upon conversion of shares
               of Series A;
                    (ii) shares issued upon exercise of options
               granted or to be granted pursuant to any stock option plan or distributed as compensation pursuant to any restricted stock plan from time to time in effect but only to the extent that the aggregate of all such shares issued subsequent to October 1, 1968 does not exceed 5% of the Common Stock outstanding on the respective dates of issuance;
                    (iii) not exceeding 223,709 shares issued in
               connection with the acquisition by the Corporation of Reliance Life Insurance Company of Illinois, an Illinois stock insurance corporation, or the acquisition by a subsidiary of the Corporation of Regency Life Insurance Company, a California corporation; and
                    (iv) shares issued by way of dividend or
               other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i), (ii) or (iii) or this clause (iv) or on shares of Common Stock resulting from any subdivision or combination of shares of Common Stock so excluded.

               The sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Corporation shall not be deemed an issuance thereof.
               In case the Corporation shall issue any security convertible into Additional Shares of Common Stock or any right, option or warrant to purchase Additional Shares of Common Stock, the Corporation shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible security may be converted or the maximum number of shares of Common Stock issuable upon the exercise of such right, option or warrant immediately prior to the close of business on the later of the date of issuance of such convertible security, right, option or warrant or the date as of which the conversion right or purchase right to which such security is entitled first became exercisable and for a consideration determined as provided in paragraphs (5), (6), (7) and (8) below on the assumption that such shares of Common Stock are all issued at the minimum conversion price or at the minimum purchase price and that the Corporation received any consideration payable in connection therewith. If no minimum price is specified in any right, option or warrant and such shares of Common Stock are to be issued at a purchase price related to the market value of the Common Stock the purchase price shall be deemed to be the market value of the Common Stock at the later of the date such right, option or warrant is granted or the date it first became exercisable. On the termination of the right to convert any security convertible into Additional Shares of Common Stock or the expiration of any right, option or warrant to purchase Additional Shares of Common Stock the conversion price shall be readjusted to such conversion price as would have obtained had the adjustments made upon the issuance of such convertible security, right, option or warrant been made upon the basis of the issuance, and on the dates and for the prices at which issued, of only the number of shares of Common Stock actually issued upon the conversion of such convertible security or the exercise of such right, option or warrant. Except as provided in the next preceding sentence, no adjustment of the conversion price shall be made as a result of the actual issuance of such shares of Common Stock.
               (5) In case of the issuance of Additional Shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Corporation for such shares (or, if such Additional Shares of Common Stock are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), without deducting therefrom any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.
               (6) In case of the issuance (otherwise than as a dividend or other distribution on any stock of the Corporation or upon conversion or exchange of other securities of the Corporation) of Additional Shares of Common Stock for a consideration, part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined by the Board of Directors, irrespective of the accounting treatment thereof. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such Common Stock.
               (7) Additional Shares of Common Stock issuable by way of dividend or other distribution on any class of capital stock of the Corporation shall be deemed to have been issued without consideration, and, except as otherwise provided in paragraph (9) below, shall be deemed to have been issued immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.
               A dividend or other distribution in cash or in property (including any dividend or other distribution in securities other than Common Stock) shall be deemed to have been paid or made immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and the amount of such dividend or other distribution in property shall be deemed to be the value of such property as of the date of the adoption of the resolution declaring such dividend or other distribution, as determined by the Board of Directors at or as of that date. In the case of any such dividend or other distribution on Common Stock which consists of securities which are convertible into or exchangeable for shares of Common Stock, such securities shall be deemed to have been issued for a consideration equal to the value thereof as so determined.

               If, upon the payment of any dividend or other distribution in cash or in property (excluding Common Stock but including all other securities), outstanding shares of Common Stock are cancelled or required to be surrendered for cancellation, on a pro rata basis, the excess of the number of shares of Common Stock outstanding immediately prior thereto over the number to be outstanding immediately thereafter (less that portion of such excess attributable to the cancellation of shares excluded from the definition of Additional Shares of Common Stock by clauses (i), (ii), (iii) or
          (iv) of paragraph (4) above), shall be deducted from the sum computed pursuant to clause (ii) of paragraph
          (3) above for the purposes of all determinations under such paragraph (3) made immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and at any time thereafter.
               The reclassification (including any reclassifica-tion upon a consolidation or merger in which the Corporation is the continuing corporation) of Common Stock into securities including securities other than Common Stock shall be deemed to involve (a) a distribution on Common Stock of such securities other than Common Stock made immediately prior to the close of business on the effective date of the reclassifica-tion, and (b) a combination or subdivision, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.
               The issuance by the Corporation of rights or warrants to subscribe for or purchase securities of the Corporation shall not be deemed to be a dividend or distribution of any kind.
               (8) In case of the issuance of Additional Shares of Common Stock upon conversion or exchange of other securities of the Corporation, the amount of the consideration received by the Corporation for such Additional Shares of Common Stock shall be deemed to be the total of (a) the amount of the consideration, if any, received by the Corporation upon the issuance of such other securities, plus (b) the amount of the consideration, if any, other than such other securities, received by the Corporation (except in adjustment of interest or dividends) upon such conversion or exchange. In determining the amount of the consideration received by the Corporation upon the issuance of such other securities (i) the amount of the consideration in cash and other than cash shall be determined pursuant to paragraphs (5), (6) and (7) above, and (ii) if securities of the same class or series of a class as such other securities were issued for different amounts of consideration, or if some were issued for no consideration, then the amount of the consideration received by the Corporation upon the issuance of each of the securities of such class or series, as the case may be, shall be deemed to be the average amount of the consideration received by the Corporation upon the issuance of all the securities of such class or series, as the case may be.
               (9) In case Additional Shares of Common Stock are issued as a dividend or other distribution on any class of capital stock of the Corporation, the total number of shares constituting which dividend or other distribution exceeds five per cent of the total number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, the conversion price and the Differential Amount in effect at the opening of business on the day following the date fixed following for such determination shall be reduced by multiplying each of them by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reductions to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event of any such dividend or other distribution, the Additional Shares of Common Stock issued in connection therewith shall be deemed to have been issued immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (9), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock (other than shares of Common Stock which, upon issuance, would not constitute Additional Shares of Common Stock). The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.
               (10) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price and the Differential Amount in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall each be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price and the Differential Amount in effect at the opening of business on the day following the day upon which such combination becomes effective shall each be proportionately increased, such reductions or increases as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. In the event of any such subdivision, the number of shares of Common Stock outstanding immediately thereafter, to the extent of the excess thereof over the number outstanding immediately prior thereto (less that portion of such excess attributable to the subdivision of shares excluded from the definition of Additional Shares of Common Stock by clauses (i), (ii), (iii) or (iv) of paragraph (4) above), shall be deemed to be "Additional Shares of Common Stock" and to have been issued immediately after the opening of business on the day following the day upon which such subdivision shall have become effective and without consideration. In the event of any such combination, the excess of the number of shares of Common Stock outstanding immediately prior thereto over the number outstanding immediately thereafter (less that portion of such excess attributable to the combination of shares excluded from the definition of Additional Shares of Common Stock by clauses (i), (ii),
          (iii) or (iv) of paragraph (4) above) shall be deducted from the sum computed pursuant to clause (ii) of paragraph (3) above for the purposes of all determinations under such paragraph (3) made on any day after the day upon which such combination becomes effective. Shares of Common Stock held in the treasury of the Corporation and shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock (other than shares of Common Stock which, upon issuance, would not constitute Additional Shares of Common Stock) shall be considered outstanding for the purpose of this paragraph (10).
               (11) Whenever the conversion price is adjusted as herein provided:
                    (a)  the Corporation shall compute the
               adjusted conversion price in accordance with this subdivision (vii) and shall prepare a certificate signed by the Treasurer of the Corporation setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Corporation for, and the amount of, any Additional Shares of Common Stock issued since the last such adjustment, and such certificate shall forthwith be held available for inspection by holders of Series A at the principal office of the Corporation; and
                    (b)  a notice stating that the conversion
               price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed to the holders of record of the outstanding shares of Series A; provided, however, that if within 10 days after the completion of mailing of such a notice, an additional notice is required, such additional notice shall be deemed to be required pursuant to this clause (b) as of the opening of business on the tenth day after such completion of mailing and shall set forth the conversion price as adjusted at such opening of business, and upon the mailing of such additional notice no other notice need be given of any adjustment in the conversion price occurring at or prior to such opening of business and after the time that the next preceding notice given by mail became required.
               (12) In case:
                    (a) the Corporation shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or
                    (b)  the Corporation shall authorize the
               granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or
                    (c)  of any reclassification of the capital
               stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or
                    (d)  of the voluntary or involuntary
               dissolution, liquidation or winding up of the Corporation;
          then the Corporation shall cause to be mailed to the holders of record of the outstanding shares of Series A, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.
               (13) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the shares of Series A, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series A then outstanding.
               (14) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors) at the close of business on the day of conversion.
               (15) The Corporation will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series A pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.
               (16) For the purpose of this subdivision (vii), the term "Common Stock" shall include any stock of any class of the Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and which is not subject to redemption by the Corporation. However, shares issuable on conversion of shares of Series A shall include only shares of the class designated as Common Stock of the Corporation as of

          October 1, 1968, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.
               (17)  In case of any consolidation of the
          Corporation with, or merger of the Corporation into, any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation) and the agreement of merger or consolidation shall provide that the holder of each share of Series A then outstanding shall have the right to convert such share of Series A into the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Corporation into which such share of Series A might have been converted immediately prior to such consolidation or merger. Provision shall be made for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this subdivision (vii). The above provisions of this paragraph (17) shall similarly apply to successive consolidations or mergers.

               (viii) The holders of Series A shall be entitled to one vote per share and shall, except as hereinafter provided, vote together with the holders of the Common Stock and of any other class or series of stock which may similarly be entitled to vote with the holders of the Common Stock as a single class upon all matters upon which shareholders are entitled to vote.
               If and whenever four quarterly dividends (whether or not consecutive) payable on any series of Preferred Stock shall be in arrears in whole or in part whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of the Series A, together with the holders of each other series of Preferred Stock similarly entitled to vote for the election of two additional directors, voting separately as a class, regardless of series, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of such series of Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of such series of Preferred Stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of such series of the Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the Series A or in any other series of Preferred Stock, the Secretary of the Corporation may, and upon the written request of any holder of such series of Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of such series of Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the By-laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within twenty days after receipt of any such request, then any holder of such series of Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of such series of Preferred Stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining director elected by the holders of such series of Preferred Stock or the successor of such remaining director.
               (ix)  So long as any shares of Series A are
          outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or By-laws, the consent of the holders of at least sixty-six and two-thirds per cent (66 2/3%) of

          Series A at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
                    (a)  Any amendment, alteration or repeal of
               any of the provisions of the Certificate of Incorporation, or of the By-laws, of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of Series A; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as the authorize or create, or to increase the authorized amount of any junior stock or any stock of any class ranking on a parity with Series A, shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Series A;
                    (b) The authorization or creation of, or the increase in the authorized amount of, any stock of any class or any security convertible into stock of any class, ranking prior to Series A in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends;
                    (c)  The merger or consolidation of the
               Corporation with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to Series A, in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Series A immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of stock of the resulting corporation; or
                    (d) The purchase or redemption of less than
               all shares of Series A at the time outstanding unless the full dividend on all shares of Series A then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart; provided, however, that no such consent of the holders of Series A shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior stock or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, as the case may be, provision is made for the redemption of all shares of Series A at the time outstanding.
               (x)  So long as any shares of Series A are
          outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or By-laws, the consent of the holders of at least a majority of Series A and of all other series of Preferred Stock similarly entitled to vote upon the matters specified in this subdivision (x), at the time outstanding, acting as a single class, regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any increase in the authorized amount of the Preferred Stock, or the authorization or creation of, or the increase in the authorized amount of, any stock of any class or any security convertible into stock of any class, ranking on a parity with the Series A in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends; provided, however, that no such consent of the holders of Series A shall be required if, at or prior to the time such increase, authorization, or creation of such parity stock is to be made, provision is made for the redemption of all shares of Series A at the time outstanding.
               (xi) The holders of shares of Series A shall, as such, have no preemptive right to purchase or otherwise acquire shares of any class of stock or other securities of the Corporation now or hereafter authorized.
               (xii) As used herein with respect to Series A, the following terms shall have the following meanings:
                    (a)  The term "junior stock" shall mean the
               Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series A has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.
                    (b)  The term "accrued dividends", with
               respect to any share of any class or series, shall mean an amount computed at the annual dividend rate for the class or series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.
               (xiii) The shares of Series A shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.


                            SERIES B
                            ________

               (i) The distinctive serial designation of the second series shall be "$5.00 Series B Convertible Preferred Stock, par value one dollar ($1) per share" (hereinafter for convenience called "Series B"). Each share of Series B shall be identical in all respects with the other shares of Series B except as to the dates from and after which dividends shall be cumulative thereon.
               (ii) The number of shares included in Series B shall be 122,639 shares, which number, from time to time, may be increased or decreased (but not decreased beyond the number of shares of the Series then outstanding) by the Board of Directors. Shares of Series B redeemed, purchased by the Corporation or converted into Common Stock shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.
               (iii) The annual rate of dividends payable on shares of Series B shall be $5.00 per year and no more, payable quarterly on the first days of March, June, September and December, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such dividend payment date.
               (iv)  Dividends on the shares of Series B
          initially issued prior to September 1, 1969 shall be cumulative from the date or dates of issue thereof. Dividends on each other share of Series B shall be cumulative from the first day of the quarterly dividend period during which such share was issued except that if any such shares shall be issued after the record date for payment of a dividend in respect of the then current dividend period and prior to the payment date for such dividend, such shares shall not participate in such dividend and dividends thereon shall be cumulative only from such dividend payment date. The holders of Series B, in preference to the holders of any junior stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed in subdivision (iii) hereof. No dividends shall be paid upon, or declared or set apart for, any shares of any class or series of stock of the Corporation ranking on a parity with the Series B in the payment of dividends for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Series B then issued and outstanding and entitled to receive such dividend.
               In no event, so long as any shares of Series B shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or by any subsidiary of the Corporation, unless all dividends on the Series B for all past quarterly dividend periods and for the then current quarterly period shall have been paid or declared and a sum
          sufficient for the payment thereof set apart.   The
          provisions of this paragraph shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for shares of any other junior stock.
               Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of Article Fourth of the Certificate of Incorporation, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any junior stock, and no holders of shares of Series B shall be entitled to share therein.
               (v) In the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series B shall be entitled to be paid in full the redemption price in effect at the time of the distribution or payment date as provided in subdivision
          (vi) hereof, together with accrued dividends to such distribution or payment date whether or not earned or declared. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series B shall be entitled to be paid in full an amount equal to $50 per share, together with accrued dividends to such distribution or payment date whether or not earned or declared.
               If such payment shall have been made in full to the holders of Series B, the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Series B, the holders of Series B and of all other classes or series of stock of the Corporation ranking on a parity therewith in the distribution of assets shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision
          (v).
               (vi) Series B may be redeemed, as a whole or in part, at the option of the Corporation by vote of its Board of Directors, at any time or from time to time, at the redemption price in effect at the redemption date as provided in this subdivision (vi), together with accrued dividends to the redemption date. The redemption price for shares of Series B shall be $150 per share if the date designated for redemption is on or before June 1, 1971, $133 per share if thereafter and on or before June 1, 1974, $103 per share if thereafter and on or before June 1, 1975, $102.70 if thereafter and on or before June 1, 1976, $102.40 if thereafter and on or before June 1, 1977, $102.10 if thereafter and on or before June 1, 1978, $101.80 if thereafter and on or before June 1, 1979, $101.50 if thereafter and on or before June 1, 1980, $101.20 if thereafter and on or before June 1, 1981, $100.90 if thereafter and on or before June 1, 1982, $100.60 if thereafter and on or before June 1, 1983, $100.30 if thereafter and on or before June 1, 1984, and $100.00 if thereafter.
               If less than all the outstanding shares of Series B are to be redeemed, the shares to be redeemed shall be determined by lot or pro rata in such manner as the Board of Directors may prescribe; provided, however, that if all shares of Series B are held of record by not more than ten persons the shares to be redeemed shall be determined pro rata. Notice of every redemption of shares of Series B shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the stock books of the Corporation. Such mailing shall be at least thirty days and not more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series B designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B.
               If notice of redemption shall have been duly mailed, and if, on or before the redemption date specified in the notice, the redemption price, together with accrued dividends to the date fixed for redemption, shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Series B so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate, and all rights with respect to the shares of Series B so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.
               The Corporation may also, at any time prior to the redemption date, deposit in trust, for the account of the holder of the shares of Series B to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Five Million Dollars ($5,000,000), designated in the notice of redemption, the redemption price, together with accrued dividends to the date fixed for redemption, and, unless the notice of redemption herein provided for has previously been duly mailed, deliver irrevocable written instructions directing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption specifying the date of redemption to be duly mailed as herein provided promptly upon receipt of such irrevocable instructions. Upon such deposit in trust, whether after due mailing of the notice of redemption or accompanied by irrevocable instructions as provided above, and notwithstanding that any certificate for shares of Series B so called for redemption shall not have been surrendered for cancellation, all shares of Series B with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Series B shall forthwith cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed, and the right to exercise conversion privileges on or before the date fixed for redemption.
               Any moneys deposited by the Corporation pursuant to this subdivision (vi) which shall not be required for the redemption because of the exercise of any such right of conversion subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this subdivision (vi) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.
               (vii) The holders of shares of Series B shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

                    (1) The shares of Series B shall be
               convertible at the principal office of the Corporation, and at such other office or offices, if any, as the Board of Directors may designate, into full paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series B being taken at $100 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $39 per share of Common Stock. The conversion price shall be reduced in certain instances as provided in paragraph (3), (9) and (10) below, and shall be increased in certain instances as provided in paragraph (10) below.

                    (2)  In order to convert shares of Series B
               into Common Stock the holder thereof shall surrender at the office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares. No payment or adjustment shall be made upon any conversion on account of any dividends accrued on the shares of Series B surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                    Shares of Series B shall be deemed to have
               been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series B are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

                    (3)  In case the conversion price in effect
               immediately prior to the close of business on any day shall exceed by 25 cents or more the amount determined at the close of business on such day by dividing:
                         (i)  a sum equal to 4,072,683 multiplied
                    by $39 (being the initial conversion price), plus (b) the aggregate of the amounts of all consideration received by the Corporation upon the issuance of Additional Shares of Common Stock (as hereinafter defined), minus
                    (c) the aggregate of the amounts of all
                    dividends and other distributions which have been paid or made after March 3, 1969 on Common Stock of the Corporation, other than in cash out of its earned surplus or in Common Stock of the Corporation, by
                         (ii) the sum of (a) 4,072,683 and (b)
                    the number of Additional Shares of Common

                    Stock which shall have been issued, the
                    conversion price shall be reduced, effective immediately prior to the opening of business on the next succeeding day, by an amount equal to the amount by which such conversion price shall exceed the amount so determined. The foregoing amount of 25 cents (or such amount as theretofore adjusted) shall be subject to adjustment as provided in paragraphs (9) and (10) below, and such amount (or such amount as theretofore adjusted) is referred to in such paragraphs as the "Differential Amount".

                    (4)  The term "Additional Shares of Common
               Stock" as used herein shall mean all shares of Common Stock issued by the Corporation after March 3, 1969 (including shares deemed to be "Additional Shares of Common Stock" pursuant to paragraph (10) below), whether or not subsequently reacquired or retired by the Corporation, other than:

                         (i)  shares issued upon conversion of
                    shares of Series A or of Series B;

                         (ii)  shares issued upon exercise of
                    options granted or to be granted pursuant to any stock option plan or distributed as compensation pursuant to any restricted stock plan from time to time in effect but only to the extent that the aggregate of all such shares issued subsequent to March 3, 1969 does not exceed 5% of the Common Stock outstanding on the respective dates of issuance;

                         (iii) not exceeding 273,333 shares
                    issued in connection with the acquisition by the Corporation of City Finance Company, Inc., a Maryland corporation; the acquisition by the Corporation of All-State Credit Plan, Inc., a Louisiana corporation; or the acquisition of the insurance agency business conducted by Harry R. Lea and his associates; and

                         (iv)  shares issued by way of dividend
                    or other distribution on shares of Common
                    Stock excluded from the definition of
                    Additional Shares of Common Stock by the foregoing clauses (i), (ii) or (iii) or this clause (iv) or on shares of Common Stock resulting from any subdivision or combination of shares of Common Stock so excluded.

               The sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Corporation shall not be deemed an issuance thereof.

               (5) In case of the issuance of Additional Shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Corporation for such shares (or, if such Additional Shares of Common Stock are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), without deducting therefrom any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

               (6) In case of the issuance (otherwise than as a dividend or other distribution on any stock of the Corporation or upon conversion or exchange of other securities of the Corporation) of Additional Shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined by the Board of Directors, irrespective of the accounting treatment thereof. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such Common Stock.

               (7) Additional Shares of Common Stock issuable by way of dividend or other distribution on any class of capital stock of the Corporation shall be deemed to have been issued without consideration, and, except as otherwise provided in paragraph (9) below, shall be deemed to have been issued immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

               A dividend or other distribution in cash or in property (including any dividend or other distribution in securities other than Common Stock) shall be deemed to have been paid or made immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and the amount of such dividend or other distribution in property shall be deemed to be the value of such property as of the date of the adoption of the resolution declaring such dividend or other distribution, as determined by the Board of Directors at or as of that date. In the case of any such dividend or other distribution on Common Stock which consists of securities which are convertible into or exchangeable for shares of Common Stock, such securities shall be deemed to have been issued for a consideration equal to the value thereof as so determined.
               If, upon the payment of any dividend or other distribution in cash or in property (excluding Common Stock but including all other securities), outstanding shares of Common Stock are cancelled or required to be surrendered for cancellation, on a pro rata basis, the excess of the number of shares of Common Stock outstanding immediately prior thereto over the number to be outstanding immediately thereafter (less that portion of such excess attributable to the cancellation of shares excluded from the definition of Additional Shares of Common Stock by clauses (i), (ii), (iii) or
          (iv) of paragraph (4) above), shall be deducted from the sum computed pursuant to clause (ii) of paragraph
          (3) above for the purposes of all determinations under such paragraph (3) made immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and at any time thereafter.

               The reclassification (including any
          reclassification upon a consolidation or merger in which the Corporation is the continuing corporation) of Common Stock into securities including securities other than Common Stock shall be deemed to involve (a) a distribution on Common Stock of such securities other than Common Stock made immediately prior to the close of business on the effective date of the reclassification, and (b) a combination or subdivision, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

               The issuance by the Corporation of rights or warrants to subscribe for or purchase securities of the Corporation shall not be deemed to be dividend or distribution of any kind.

               (8) In case of the issuance of Additional Shares of Common Stock upon conversion or exchange of other securities of the Corporation, the amount of the consideration received by the Corporation for such Additional Shares of Common Stock shall be deemed to be the total of (a) the amount of the consideration, if any, received by the Corporation upon the issuance of such other securities, plus (b) the amount of the consideration, if any, other than such other securities, received by the Corporation (except in adjustment of interest or dividends) upon such conversion or exchange. In determining the amount of the consideration received by the Corporation upon the issuance of such other securities (i) the amount of the consideration in cash and other than cash shall be determined pursuant to paragraphs (5), (6) and (7) above, and (ii) if securities of the same class or series of a class as such other securities were issued for different amounts of consideration, or if some were issued for no consideration, then the amount of the consideration received by the Corporation upon the issuance of each of the securities of such class or series, as the case may be, shall be deemed to be the average amount of the consideration received by the Corporation upon the issuance of all the securities of such class or series, as the case may be.

               (9) In case Additional Shares of Common Stock are issued as a dividend or other distribution on any class of capital stock of the Corporation, the total number of shares constituting which dividend or other distribution exceeds five per cent of the total number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, the conversion price and the Differential Amount in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying each of them by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reductions to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event of any such dividend or other distribution, the Additional Shares of Common Stock issued in connection therewith shall be deemed to have been issued immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (9), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock (other than shares of Common Stock which, upon issuance, would not constitute Additional Shares of Common Stock). The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

               (10) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price and the Differential Amount in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall each be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price and the Differential Amount in effect at the opening of business on the day following the day upon which such combination becomes effective shall each be proportionately increased, such reductions or increases as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. In the event of any such subdivision, the number of shares of Common Stock outstanding immediately thereafter, to the extent of the excess thereof over the number outstanding immediately prior thereto (less that portion of such excess attributable to the subdivision of shares excluded from the definition of Additional Shares of Common Stock by clauses (i), (ii), (iii) or (iv) of paragraph (4) above), shall be deemed to be "Additional Shares of Common Stock" and to have been issued immediately after the opening of business on the day following the day upon which such subdivision shall have become effective and without consideration. In the event of any such combination, the excess of the number of shares of Common Stock outstanding immediately prior thereto over the number outstanding immediately thereafter (less that portion of such excess attributable to the combination of shares excluded from the definition of Additional Shares of Common Stock by clauses (i), (ii),

          (iii) or (iv) of paragraph (4) above) shall be deducted from the sum computed pursuant to clause (ii) of paragraph (3) above for the purposes of all determinations under such paragraph (3) made on any day after the day upon which such combination becomes effective. Shares of Common Stock held in the treasury of the Corporation and shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock (other than shares of Common Stock which, upon issuance, would not constitute Additional Shares of Common Stock) shall be considered outstanding for the purposes of this paragraph (10).

               (11) Whenever the conversion price is adjusted as herein provided:

                    (a) the Corporation shall compute the
               adjusted conversion price in accordance with this subdivision (vii) and shall prepare a certificate signed by the Treasurer of the Corporation setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Corporation for, and the amount of, any Additional Shares of Common Stock issued since the last such adjustment, and such certificate shall forthwith be held available for inspection by holders of Series B at the principal office of the Corporation; and

                    (b) a notice stating that the conversion
               price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed to the holders of record of the outstanding shares of Series B; provided, however, that if within 10 days after the completion of mailing of such a notice, an additional notice is required, such additional notice shall be deemed to be required pursuant to this clause (b) as of the opening of business on the tenth day after such completion of mailing and shall set forth the conversion price as adjusted at such opening of business, and upon the mailing of such additional notice no other notice need be given of any adjustment in the conversion price occurring at or prior to such opening of business and after the time that the next preceding notice given by mail became required.

               (12) In case:

                    (a) the Corporation shall declare a dividend
               (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

                    (b) the Corporation shall authorize the
               granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                    (c)  of any reclassification of the capital
               stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

                    (d) of the voluntary or involuntary
               dissolution, liquidation or winding up of the Corporation;

          then the corporation shall cause to be mailed to the holders of record of the outstanding shares of Series B, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                (13) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the shares of Series B, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series B then outstanding.

               (14) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors) at the close of business on the day of conversion.

               (15) The Corporation will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series B pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

               (16) For the purpose of this subdivision (vii), the term "Common Stock" shall include any stock of any class of the Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and which is not subject to redemption by the Corporation. However, shares issuable on conversion of shares of Series B shall include only shares of the class designated as Common Stock of the Corporation as of March 3, 1969, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               (17) In case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation) the holder of each share of Series B then outstanding shall have the right to convert such shares of Series B into the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Corporation into which such share of Series B might have been converted immediately prior to such consolidation or merger, and the agreement of merger or consolidation shall so provide. Provision shall be made for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this subdivision (vii). The above provisions of this paragraph (17) shall similarly apply to successive consolidations or mergers.

          (viii) The holders of Series B shall be entitled to one vote per share and shall, except as hereinafter provided, vote together with the holders of the Common Stock and of any other class or series of stock which may similarly be entitled to vote with the holders of the Common Stock as a single class upon all matters upon which shareholders are entitled to vote.
          If and whenever four quarterly dividends (whether or not consecutive) payable on any series of Preferred Stock shall be in arrears in whole or in part whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of the Series B, together with the holders of each other series of Preferred Stock similarly entitled to vote for the election of two additional directors, voting separately as a class, regardless of series, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of such series of Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of such series of Preferred Stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of such series of the Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the Series B or in any other series of Preferred Stock, the Secretary of the Corporation may, and upon the written request of any holder of such series of Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of such series of Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the By-laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within twenty days after receipt of any such request, then any holder of such series of Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of such series of Preferred Stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining director elected by the holders of such series of Preferred Stock or the successor of such remaining director.

          (ix) So long as any shares of Series B are outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or By-laws, the consent of the holders of at least sixty-six and two-thirds per cent (66 2/3%) of Series B at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
               (a) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the By-laws, of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of Series B; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of any junior stock or any stock of any class ranking on a parity with Series B, shall not be deemed to affect adversely the voting powers, rights or preferences of the holder of Series B;
               (b) The authorization or creation of, or the increase in the authorized amount of, any stock of any class or any security convertible into stock of any class, ranking prior to Series B in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends;
               (c) The merger or consolidation of the Corporation with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to Series B, in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends, except the same number of shares of stock, and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Series B immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of stock of the resulting corporation; or
               (d) The purchase or redemption of less than all shares of Series B at the time outstanding unless the full dividend on all shares of Series B then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart;
     provided, however, that no such consent of the holders of Series B shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior stock or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, as the case may be, provision is made for the redemption of all shares of Series B at the time outstanding.

          (x) So long as any shares of Series B are outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or By-laws, the consent of the holders of at least a majority of Series B and of all other series of Preferred Stock similarly entitled to vote upon the matters specified in this subdivision (x), at the time outstanding, acting as a single class, regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any increase in the authorized amount of the Preferred Stock, or the authorization or creation of, or the increase in the authorized amount of, any stock of any class or any security convertible into stock of any class, ranking on a parity with the Series B in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends; provided, however, that no such consent of the holders of Series B shall be required if, at or prior to the time such increase, authorization, or creation of such parity stock is to be made, provision is made for the redemption of all shares of Series B at the time outstanding.

          (xi) The holders of shares of Series B shall, as such, have no preemptive right to purchase or otherwise acquire shares of any class of stock or other securities of the Corporation now or hereafter authorized.
          (xii) As used herein with respect to Series B, the following terms shall have the following meanings:

               (a) The term "junior stock" shall mean the Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series B has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.
               (b) The term "accrued dividends", with respect to any share of any class or series, shall mean an amount computed at the annual dividend rate for the class or series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.

          (xiii) The shares of Series B shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

                            SERIES C
                            ________

          (i) The distinctive serial designation of the third series shall be "$3.33 Series C Cumulative Preferred Stock, par value one dollar ($1.00) per share" (hereinafter for convenience called "Series C"). Each share of Series C shall be identical in all respects with the other shares of Series C except as to the dates from and after which dividends shall be cumulative thereon.

          (ii) The number of shares included in Series C shall initially be 262,343 shares, which number from time to time may be increased or decreased (but not decreased below the number of shares of the Series then outstanding) by the Board of Directors. Shares of Series C redeemed or purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

          (iii) The annual rate of dividends payable on shares of Series C shall be $3.33 per year and no more, payable quarterly on the first days of March, June, September and December, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such dividend payment date.

          (iv) Dividends on the shares of Series C initially issued prior to the record date for payment of the dividend payable on September 1, 1979 shall accrue and be cumulative from the date or dates of issue thereof. Dividends on each other share of Series C shall accrue and be cumulative from the first day of the quarterly dividend period during which such share was issued except that if any such shares shall be issued after the record date for payment of a dividend in respect of the then current dividend period and prior to the payment date for such dividend, such shares shall not participate in such dividend and dividends thereon shall accrue and be cumulative only from such dividend payment date. The holders of Series C, in preference to the holders of any junior stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed in subdivision (iii) hereof. No dividends shall be paid upon, or declared or set apart for, any shares of any class or series of stock of the Corporation ranking on a parity with the Series C in the payment of dividends for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Series C then issued and outstanding and entitled to receive such dividend.

          In no event, so long as any shares of Series C shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or by any subsidiary of the Corporation, unless all dividends on the Series C for all past quarterly dividend periods and for the then current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set apart. The provisions of this paragraph shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for shares of any other junior stock.

          Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of Article

     Fourth of the Certificate of Incorporation, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any junior stock, and no holders of shares of Series C shall be entitled to shares therein.

          (v) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series C shall be entitled to be paid in full an amount equal to $36.00 per share, together with accrued dividends to such distribution or payment date whether or not earned or declared.

          If such payment shall have been made in full to the holders of Series C, the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences, and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Series C, the holders of Series C and of all other classes or series of stock of the Corporation ranking on a parity therewith in the distribution of assets shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision (v).

          (vi) On an after September 1, 1984, Series C may be redeemed, as a whole or in part, at the option of the Corporation by vote of its Board of Directors, at any time or from time to time, at a redemption price of $36.00 per share, together with accrued dividends to the redemption date.

          If less than all the outstanding shares of Series C are to redeemed, the shares to be redeemed shall be determined by lot or pro rata in such manner as the Board of Directors may prescribe. Notice of every redemption of shares of Series C shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the stock books of the Corporation. Such mailing shall be at least thirty days and not more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series C designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C.

          If notice of redemption shall have been duly mailed, and if, on or before the redemption date specified in the notice, the redemption price, together with accrued dividends to the date fixed for redemption, shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Series C so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accrue and accumulate, and all rights with respect to the shares of Series C so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.

          The Corporation may also, at any time prior to the redemption date, deposit in trust, for the account of the holder of the shares of Series C to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Five Million Dollars ($5,000,000) designated in the notice of redemption, the redemption price, together with accrued dividends to the date fixed for redemption, and, unless the notice of redemption herein provided for has previously been duly mailed, deliver irrevocable written instructions directing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption specifying the date of redemption to be duly mailed as herein provided promptly upon receipt of such irrevocable instructions.
     Upon such deposit in trust, whether after due mailing of the notice of redemption or accompanied by irrevocable instructions as provided above, and notwithstanding that any certificate for shares of Series C so called for redemption shall not have been surrendered for cancellation, all shares of Series C with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Series C shall forthwith cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed.

          Any moneys deposited by the Corporation pursuant to this subdivision (vi) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.

          (vii) Shares of Series C shall be entitled to the benefits of a sinking fund as follows:

               (a) So long as any shares of Series C are outstanding, the Corporation shall, as a sinking fund for the retirement of shares of Series C, redeem, out of funds legally available therefor 26,234 shares of Series C on September 1 in each of the years 1985 through 1994, inclusive, in each case at $36.00 per share, together in each case with accrued dividends to the redemption date.

               (b) All redemptions pursuant to this subdivision
          (vii) shall be made in accordance with the procedures for redemption specified in subdivision (vi) hereof. Shares of Series C redeemed at the option of the Corporation pursuant to subdivision (vi) hereof or otherwise purchased or acquired by the Corporation may be credited to, and shall to the extent thereof relieve the Corporation from, the sinking fund obligation set forth in this subdivision (vii).

               (c) So long as any shares of Series C shall remain outstanding, in no event shall any dividends, whether in cash or property, be paid or declared, or any distribution made, on any junior stock nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or by any subsidiary of the Corporation, unless the Corporation shall have redeemed, pursuant to this subdivision (vii) the number of shares of Series C required to have been theretofore redeemed pursuant to subdivision (vii)(a) (without reference to any provision of said subdivision (vii)(a) which limits the Corporation's obligation to make such redemption), but a deficiency in sinking fund requirements shall have no other consequence except as provided in subdivision

          (vii)(d). The provisions of this subdivision (vii)(c) shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for shares of any other junior stock.

               (d) In the event that, at a time when the holders of shares of Series C do not have the right to elect directors pursuant to subdivision (viii) hereof, the Corporation shall have failed to have redeemed when required (without regard to the availability of funds legally available therefor) shares of Series C or shares of any other series of Preferred Stock having a similar right to elect directors by reason of a failure of the Corporation to redeem shares of such Preferred Stock pursuant to a mandatory sinking fund provision (such other Preferred Stock together with Series C being hereinafter referred to as Sinking Fund Preferred Stock), the number of directors then constituting the Board of Directors shall be increased by two immediately prior to the next annual meeting of shareholders or special meeting held in place thereof and the holders of the then outstanding Sinking Fund Preferred Stock, in addition to any right of holders of any series of Sinking Fund Preferred Stock to vote with the Common Stock at the election of other directors, shall be entitled, voting separately as a class, regardless of series, to elect such two additional directors of the Corporation, such directors to be elected by such holders at each annual meeting of shareholders or special meeting held in place thereof as long as the Sinking Fund Preferred Stock has special voting rights pursuant to this subdivision (vii) (d). Each share of Sinking Fund Preferred Stock shall have one vote and the additional directors elected shall, except as provided herein, hold office until the next annual meeting of shareholders or special meeting held in place thereof. Whenever the Corporation has redeemed the shares of Sinking Fund Preferred Stock which the Corporation is required by the terms thereof to have redeemed or the holders of Preferred Stock elect directors pursuant to subdivision (viii) hereof, then the right of the holders of the Sinking Fund Preferred Stock to elect two additional directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future failure to meet sinking fund requirements), and the terms of office of all persons elected as directors by the holders of Sinking Fund Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. In case any vacancy shall occur among the directors elected by the holders of Sinking Fund Preferred Stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting or special meeting held in place thereof upon the nomination of the then remaining director elected by such holders or the successor of such remaining director.

          (viii) The holders of Series C shall be entitled to one vote per share and shall, except as hereinafter provided, vote together with the holders of the Common Stock and of any other class or series of stock which may similarly be entitled to vote with the holders of the Common Stock as a single class upon all matters upon which shareholders are entitled to vote.

          If and whenever four quarterly dividends (whether or not consecutive) payable on any series of Preferred Stock shall be in arrears in whole or in part whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of the Series C, together with the holders of each other series of Preferred Stock similarly entitled to vote for the election of two additional directors, voting separately as a class, regardless of series, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of such series of Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of such series of Preferred Stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of such series of the Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the Series C or in any other series of preferred Stock, the Secretary of the Corporation may, and upon the written request of any holder of such series of Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of such series of Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the By-Laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within twenty days after receipt of any such request, then any holder of such series of Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of such series of Preferred Stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining director elected by the holders of such series of Preferred Stock or the successor of such remaining directors.

          (ix) So long as any shares of Series C are outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or By-Laws, the consent of the holders of at least sixty-six and two-thirds per cent (66 2/3%) of Series C at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the By-Laws of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of Series C; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of any junior stock or any stock of any class ranking on a parity with Series C, shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Series C; provided, however, that no such consent of the holders of Series C shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior stock or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, as the case may be, provision is made for the redemption of all shares of Series C at the time outstanding.

          (x) The holders of shares of Series C shall, as such, have no preemptive right to purchase or otherwise acquire shares of any class of stock or other securities of the Corporation now or hereafter authorized.

          (xi) As used herein with respect to Series C, the following terms shall have the following meanings:

               (a) The term "junior stock" shall mean the Common Stock and other class or series of stock of the Corporation hereafter authorized over which Series C has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.
               (b) The term "accrued dividends", with respect to any share of any class or series, shall mean an amount computed at the annual dividend rate for the class or series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.

          (xii) The shares of Series C shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

                            SERIES D
                            ________

          (i) The distinctive serial designation of the fourth series shall be "$2.25 Convertible Preferred Stock, Series D, par value one dollar ($1.00) per share" (hereinafter for convenience called "Series D Preferred Stock"). Each share of Series D Preferred Stock shall be identical in all respects with the other shares of Series D Preferred Stock except as to the dates from and after which dividends shall be cumulative thereon.

          (ii) The number of shares included in Series D Preferred Stock shall initially be 3,000,000 shares, which number from time to time may be increased or decreased (but not decreased below the number of shares of the Series then outstanding) by the Board of Directors. Shares of Series D Preferred Stock redeemed, purchased by the Corporation or converted into Common Stock shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

          (iii) The annual rate of dividends payable on shares of Series D Preferred Stock shall be $2.25 per year and no more, payable quarterly on the first days of March, June, September and December, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such dividend payment date.

          (iv) Dividends on the shares of Series D Preferred Stock initially issued prior to the record date for payment of the dividend payable on September 1, 1980 shall accrue and be cumulative from the date or dates of issue thereof. Dividends on each other share of Series D Preferred Stock shall accrue and be cumulative from the first day of the quarterly dividend period during which such share was issued, except that if any such shares shall be issued after the record date for payment of a dividend in respect of the then current dividend period and prior to the payment date for such dividend, such shares shall not participate in such dividend and dividends thereon shall accrue and be cumulative only from such dividend payment date. The holders of Series D Preferred Stock, in preference to the holders of any junior stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed in subdivision (iii) hereof. No dividends shall be paid upon, or declared or set apart for, any shares of any class or series of stock of the Corporation ranking on a parity with the Series D Preferred Stock in the payment of dividends for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Series D Preferred Stock then issued and outstanding and entitled to receive such dividend.

          In no event, so long as any shares of Series D Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or by any subsidiary of the Corporation, unless all dividends on the Series D Preferred Stock for all past quarterly dividend periods and for the then current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set apart. The provisions of this paragraph shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for shares of any other junior stock.

          Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of Article Fourth of the Certificate of Incorporation, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any junior stock, and no holders of shares of Series D Preferred Stock shall be entitled to share therein.

          (v) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series D Preferred Stock shall be entitled to be paid in full an amount equal to $25.00 per share, together with accrued dividends to such distribution or payment date whether or not earned or declared.

          If such payment shall have been made in full to the holders of Series D Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Series D Preferred Stock, the holders of Series D and of all other classes or series of stock of the Corporation ranking on a parity therewith in the distribution of assets shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled.
     Neither the consolidation or merger of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision (v).

          (vi) Series D Preferred Stock may be redeemed, as a whole or in part, at the option of the Corporation by vote of its Board of Directors, at any time or from time to time, at the redemption price in effect at the redemption date as provided in this subdivision (vi), together with accrued dividends to the redemption date. The redemption price for shares of Series D Preferred Stock shall be $27.25 per share if the date designated for redemption is on or before June 1, 1981, $27.03 per share if thereafter and on or before June 1, 1982, $26.80 per share if thereafter and on or before June 1, 1983, $26.58 if thereafter and on or before June 1, 1984, $26.35 if thereafter and on or before June 1, 1985, $26.13 if thereafter and on or before June 1, 1986, $25.90 if thereafter and on or before June 1, 1987, $25.68 if thereafter and on or before June 1, 1988, $25.45 if thereafter and on or before June 1, 1989, $25.23 if thereafter and on or before June 1, 1990, and $25.00 if thereafter.

          If less than all the outstanding shares of Series D Preferred Stock are to be redeemed, the shares to be redeemed shall be determined by lot or pro rata in such manner as the Board of Directors may prescribe. Notice of every redemption of shares of Series D Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the stock books of the Corporation. Such mailing shall be at least thirty days and not more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series D Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D Preferred Stock.

          If notice of redemption shall have been duly mailed and if, on or before the redemption date specified in the notice, the redemption price, together with accrued dividends to the date fixed for redemption, shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Series D Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accrue and accumulate, and all rights with respect to the shares of Series D Preferred Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.

          The Corporation may also, at any time prior to the redemption date, deposit in trust, for the account of the holders of the shares of Series D Preferred Stock to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Five Million Dollars ($5,000,000), designated in the notice of redemption, the redemption price, together with accrued dividends to the date fixed for redemption, and, unless the notice of redemption herein provided for has previously been duly mailed, deliver irrevocable written instructions directing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption specifying the date of redemption to be duly mailed as herein provided promptly upon receipt of such irrevocable instructions. Upon such deposit in trust, whether after due mailing of the notice of redemption or accompanied by irrevocable instructions as provided above, and notwithstanding that any certificate for shares of Series D Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of Series D Preferred Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Series D Preferred Stock shall forthwith cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed and the right to exercise conversion privileges on or before the third full business day prior to the date fixed for redemption.

          Any moneys deposited by the Corporation pursuant to this subdivision (vi) which shall not be required for the redemption because of the exercise of any right of conversion subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this subdivision
     (vi) and unclaimed at the end of three years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.

          (vii) The holders of shares of Series D Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

               (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series D Preferred Stock shall be convertible at the option of the holder thereof, upon surrender to any Transfer Agent for such Series D Preferred Stock or, if no such Transfer Agent exists, to the Corporation at its principal office or at such other office or offices as may be designated for such purpose by the Board of Directors, of the certificate for the share so to be converted, into
          0.86957 of a fully paid and nonassessable share of Common Stock of the Corporation. The right to convert shares of Series D Preferred Stock called for redemption shall terminate at the close of the third full business day prior to the date fixed for redemption. Upon conversion of any shares of Series D Preferred Stock, no allowance or adjustment shall be made for dividends on either class of stock.

               (b) The number of shares of Common Stock and the number of shares of other stock of the Corporation, if any, into which each share of Series D Preferred Stock is convertible, shall be subject to adjustment from time to time as follows:

                    (1) In case the Corporation shall (A) pay a
               dividend on its Common Stock in stock of the Corporation, (B) subdivide its outstanding shares of Common Stock, (C) combine the outstanding shares of its Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of stock of the Corporation, then the holder of each share of Series D Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of stock of the Corporation which he would have owned or have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this subparagraph (1) shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend and shall become effective on the effective date in the case of a subdivision, combination or reclassification;

                    (2) In case the Corporation shall issue
               rights or warrants to the holders of its Common Stock which expire within the 45 days following the record date for determining the shareholders entitled to receive them and entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock (as defined in subdivision (vii) (c) below) on the record date for determination of shareholders entitled to receive such rights or warrants, then in each such case the number of shares of Common Stock into which each share of Series D Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Series D Preferred Stock was theretofore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common

               Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. For the purposes of this subparagraph (2), the issuance of rights or warrants to subscribe for or purchase stock or securities convertible into shares of Common Stock shall be deemed to be the issuance of rights or warrants to purchase the shares of Common Stock into which such stock or securities are convertible at an aggregate offering price equal to the aggregate offering price of such stock or securities plus the minimum aggregate amount (if any) payable upon conversion of such stock or securities into Common Stock. Such adjustment shall be made whenever any such rights or warrants are issued, and shall become effective retroactively with respect to conversions made subsequent to the record date for the determination of stockholders entitled to receive such rights or warrants; and

                    (3) In case the Corporation shall distribute
               to holders of its Common Stock (whether pursuant to a merger or consolidation or otherwise) evidences of its indebtedness, shares of any class of stock other than Common Stock, rights or warrants to which subparagraph (2) above does not apply, or other assets other than cash dividends or distributions, then in each such case the number of shares of Common Stock into which each share of Series D Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Series D Preferred Stock was theretofore convertible by a fraction of which the numerator shall be the current market price per share of the Common Stock (as defined in paragraph
               (c) below) on the record date for determination of shareholders entitled to receive such distribution, and of which the denominator shall be such current market price per share of the Common Stock less the fair value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive, and described in a statement filed with each Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights applicable to one share of the

               Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively with respect to conversions made subsequent to the record date for the determination of shareholders entitled to receive such distribution.

               (c) For the purposes of any computation under paragraph (b) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days commencing 45 trading days before the day in question. A trading day shall be any day on which the Common Stock is able to be traded on the New York Stock Exchange or any stock exchange or organized securities market in the United States of America, whether or not the Common Stock actually is traded on such day. The closing price for each day shall be the last sales price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case (A) as officially quoted by the New York Stock Exchange, or (B) if, in the judgement of the Board of Directors of the Corporation, the New York Stock Exchange is no longer the principal United States market for the Common Stock, then as quoted on the principal United States stock exchange or market for the Common Stock, as determined by the Board of Directors of the Corporation, or (C) if, in the judgement of the Board of Directors of the Corporation, there exists no principal United States stock exchange or market for the Common Stock, then as determined by the Board of Directors of the Corporation.

               (d) No adjustment in the conversion rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (d) would require an increase or decrease of at least 1% in the number of shares of Common Stock into which each share of Series D Preferred Stock is then convertible; provided, however, that any adjustment which by reason of this paragraph (d) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subdivision (vii) shall be made to the nearest one-hundred thousandth of a share.

               (e) In case of any consolidation of the
          Corporation with, or merger of the Corporation into, any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation) the agreement of merger or consolidation shall provide that the holder of each share of Series D Preferred Stock then outstanding shall have the right to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Corporation into which such share of Series D Preferred Stock might have been converted immediately prior to such consolidation or merger. Provisions shall be made for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this subdivision (vii). The above provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

               (f) Whenever any adjustment is required in the stock into which each share of Series D Preferred Stock is convertible, the Corporation shall forthwith (A) file with each Transfer Agent of such Series D Preferred Stock a statement describing in reasonable detail the adjustment and the method of calculation used, and (B) cause a copy of such statement to be mailed to the holders of record of the Series D Preferred Stock as of the effective date of such adjustment.

               (g) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of stock into which all shares of Series D Preferred Stock from time to time outstanding are convertible.

               (h) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of Series D Preferred Stock. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the closing price (determined as provided in paragraph
          (c) above) of the Common Stock on the day of conversion shall be paid to the holder in cash by the Corporation.

               (i) The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors shall be evidence of the correctness of any computation made under this subdivision (vii).

               (j) The Corporation shall be entitled to make such increases in the conversion rate, in addition to those required by this Section, as shall be determined by the Board of Directors, as evidenced by a board resolution, to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

          (viii) The holders of Series D Preferred Stock shall be entitled to one vote per share and shall, except as hereinafter provided, vote together with the holders of the Common Stock and of any other class or series of stock which may similarly be entitled to vote with the holders of the Common Stock as a single class upon all matters upon which shareholders are entitled to vote.

          If and whenever four quarterly dividends (whether or not consecutive) payable on any series of Preferred Stock shall be in arrears in whole or in part whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of the Series D Preferred Stock, together with the holders of each other series of Preferred Stock similarly entitled to vote for the election of two additional directors, voting separately as a class, regardless of series, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of such series of Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of such series of Preferred Stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as Directors by the holders of such series of the Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the Series D Preferred Stock or in any other series of Preferred Stock, the Secretary of the Corporation may, and upon the written request of any holder of such series of Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of such series of Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the By-laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within twenty days after receipt of any such request, then any holder of such series of Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of such series of Preferred Stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining director elected by the holders of such series of Preferred Stock or the successor of such remaining director.

          (ix) So long as any shares of Series D Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or by law, the consent of the holders of at least sixty-six and two-thirds per cent (66 2/3%) of Series D Preferred Stock at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

               (a) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of the By-laws of the Corporation which affects adversely the voting powers, rights or preferences of the holders of Series D Preferred Stock; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of any junior stock or any stock of any class ranking on a parity with Series D Preferred Stock, shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Series D Preferred Stock;
               (b) The authorization or creation of, or the
          increase in the authorized amount of, any stock of any
          class or any security convertible into stock of any class, ranking prior to Series D Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends;

                (c) The merger or consolidation of the
          Corporation with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to

          Series D Preferred Stock, in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Series D Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of stock of the resulting corporation; or

               (d) The purchase or redemption of less than all shares of Series D Preferred Stock at the time outstanding unless the full dividend on all shares of Series D Preferred Stock then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart;

     provided, however, that no such consent of the holders of Series D Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior stock or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, as the case may be, provision is made for the redemption of all shares of Series D Preferred Stock at the time outstanding.

          (x) So long as any shares of Series D Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required in the Certificate of Incorporation or by law, the consent of the holders of at least a majority of Series D Preferred Stock and of all other series of Preferred Stock similarly entitled to vote upon the matters specified in this subdivision (x), at the times outstanding, acting as a single class, regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any increase in the authorized amount of the Preferred Stock, or the authorization or creation of, or the increase in the authorized amount of, any stock of any class or any security convertible into stock of any class, ranking on a parity with the Series D Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that no such consent of the holders of Series D Preferred Stock shall be required if, at or prior to the time such increase, authorization, or creation of such parity stock is to be made, provision is made for the redemption of all shares of Series D Preferred Stock at the time outstanding.

          (xi) The holders of shares of Series D Preferred Stock shall, as such, have no preemptive right to purchase or otherwise acquire shares of any class of stock or other securities of the Corporation now or hereafter authorized.

          (xii) As used herein with respect to Series D Preferred
     Stock the following terms shall have the following meanings:

               (a) The term "junior stock" shall mean the Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series D Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

               (b) The term "accrued dividends", with respect to any share of any class or series, shall mean an amount computed at the annual dividend rate for the class or series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.

          (xiii) The shares of Series D Preferred Stock shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

          FIFTH: The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom any service in any action or proceeding against it may be served. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is USLIFE Corporation, 125 Maiden Lane, New York, NY 10038, Attention of the Secretary.

          SIXTH: No holder of shares of the Corporation of any class now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

          SEVENTH: (a) Except as otherwise expressly provided in paragraph (c) of this Article, the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of the Corporation regularly entitled to vote in the election of directors (considered for the purposes of this Article as one class) shall be required to authorize or approve (i) any merger or consolidation of the Corporation with or into any Related Person or any affiliate of a Related Person or (ii) any sale, lease, exchange or other disposition by the Corporation of assets constituting all or substantially all of the assets of the Corporation to or with any Related Person or any affiliate of a Related Person, whether or not in connection with the dissolution of the Corporation. Such affirmative vote shall be required notwithstanding the fact that some lesser percentage may be specified in law or any agreement or contract to which the Corporation is a party (including, but not limited to, any agreement with any securities exchange on which any of the Corporation's capital stock may be listed) and shall be in addition to any class or series vote to which any class or series of capital stock of the Corporation may be entitled.
          (b) As used in this Article Seventh, the following terms shall have the following meanings:
               (i) "Related Person" shall mean any corporation, partnership, joint venture, trust or other entity which, together with its affiliates and associated persons, owns, as of the record date for the determination of shareholders entitled to vote on the transaction in question, of record or beneficially, directly or indirectly, 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote on such transaction;
                (ii) An "affiliate" of a Related Person shall mean any individual partnership, joint venture, trust, corporation or other entity which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Related Person; and
               (iii) An "associated person" of a Related Person shall mean any beneficial owner, directly or indirectly, of 10% or more of any class of equity security of, such Related Person or any of its affiliates.
          (c) The provisions of this Article Seventh shall not apply to any transaction referred to in paragraph (a) of this Article (1) with any corporate Related Person of which a majority of the outstanding shares of all capital stock regularly entitled to vote in the election of directors (considered for this purpose as one class) is beneficially owned by the Corporation and one or more of its subsidiaries if the Board of Directors of the Corporation determines that such transaction is not being carried out to circumvent the requirements of this Article, or (2) if the Board of Directors determines that the transaction is consistent in all material respects with terms and conditions approved by the Board of Directors of the Corporation prior to the time the Related Person became a Related Person.
          (d) Any determination made in good faith by the Board of Directors of the Corporation, on the basis of information at the time available to it, as to whether any person is a Related Person or whether any person is an affiliate or an associated person of a Related Person, or as to whether the conditions described in paragraph (c) of this Article, for the inapplicability of paragraph (a) of this Article to certain transactions, are met, shall be conclusive and binding for all purposes of this Article.
          (e) In addition to any other vote that may be required by statute, securities exchange regulations, the Certificate of Incorporation or By-Laws of the Corporation, the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of the Corporation regularly entitled to vote in the election of directors (considered for this purpose as one class) shall be required to amend, alter or repeal this Article Seventh or Section 3 of Article II or the first paragraph of Section 3 of Article V of the By-Laws of the Corporation, or to adopt any provision of the Certificate of Incorporation or By-Laws of the Corporation inconsistent with any of such Provisions.

          EIGHTH: No director of the Corporation shall be personally liable to the Corporation or to the Corporation's shareholders for damages for any breach of duty in such director's capacity as a director except to the extent that such elimination or limitation of liability is expressly prohibited by the Business Corporation Law of the State of New York as in effect on the date this provision is adopted or as the Business Corporation Law may hereafter be amended. No amendment, modification or repeal of this provision shall adversely affect, limit or eliminate any right of any director or any limitation or elimination of the liability of any director that exists at the time of such amendment, modification or repeal.

     4.   This Restatement of the Certificate of
          Incorporation was authorized by the Board of Directors.

     IN WITNESS WHEREOF, we have made and subscribed this Certificate, this 8th day of November, 1993.



                                        /s/ Gordon E. Crosby,Jr.
                                        ________________________
                                        Gordon E. Crosby, Jr.
                                        Chairman of the Board



                                        /s/ Richhard G. Hohn
                                        ____________________
                                        Richard G. Hohn
                                        Corporate Secretary

 STATE OF NEW YORK    )
 COUNTY OF NEW YORK   ) ss.

          Richard G. Hohn, being duly sworn deposes and says, that he is the Secretary of USLIFE Corporation, the corporation named in and described in the foregoing instrument. That he has read and signed the same and that the statements contained therein are true.

                                        /s/ Richard G. Hohn
                                        ___________________
                                        Richard G. Hohn
                                        Corporate Secretary
Sworn to before me this 8th day of November, 1993.

             RESTATED CERTIFICATE OF INCORPORATION

                               OF

                       USLIFE CORPORATION


                    UNDER SECTION 807 OF THE
                    BUSINESS CORPORATION LAW











                                        Richard G. Hohn
                                        125 Maiden Lane
                                        New York, NY 10038